UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 28, 2013

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.

Thomas A. Rose, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 28, 2013, WPCS International Incorporated (the “Company”) amended its Certificate of Incorporation, as amended, pursuant to which the Company effected a one-for-seven reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”) and reduced the number of authorized shares of common stock by the same ratio, from 100 million to 14,285,715, by filing a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Nevada to effectuate such amendment.  The Certificate of Amendment, effective May 28, 2013, is attached to this Form 8-K as Exhibit 3.01 and is incorporated by reference.

As previously reported, the holders of a majority of the issued and outstanding shares of common stock of the Company, at the annual shareholder meeting held on February 28, 2013, granted discretionary authority to the Company’s board of directors to effectuate a reverse stock at a range from 1-for-2 up to 1-for-10. On May 6, 2013, the Company’s board of directors authorized the Reverse Stock Split pursuant to a unanimous consent in lieu of a meeting.

Upon effectiveness of the Reverse Stock Split, the Company had 993,538 shares of common stock issued and outstanding.

Item 8.01 Other Events.

On May 28, 2013, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release that discusses this matter is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.01	Certificate of Amendment to the Certificate of Incorporation, as filed with the Delaware Secretary of State on May 16, 2013 and effective May 28, 2013.
99.01	Press Release, dated May 28, 2013, issued by WPCS International Incorporated

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: May 28, 2013	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer

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